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                                                                    EXHIBIT 10.1

         EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT
                          AND RELATED PROMISSORY NOTES

         THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT AND RELATED PROMISSORY NOTES (this "Amendment") is executed as of August 21, 2002, by and between AMX CORPORATION, a Texas corporation, formerly known as PANJA INC. ("Borrower") and BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender entered into that certain Fourth Amended and Restated Loan Agreement, dated September 1, 2000, pursuant to which Lender agreed to make available to Borrower the Borrowing Base Line of Credit (as therein defined) and the Advance/Term Facility (as therein defined)(as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

         WHEREAS, pursuant to the Loan Agreement, Borrower, Lender and Banc One International Corporation executed that certain Exim Agreement (as defined in the Loan Agreement) dated the date of the Loan Agreement, pursuant to which Lender agreed to make available to Borrower a working capital loan for export transactions in the amount of $4,000,000.00 and which was subsequently increased to $4,500,000 in conjunction with the Fourth Amendment (the "Exim Line of Credit") to be guaranteed by Exim Bank and included as a portion of the Borrowing Base Line of Credit; and

         WHEREAS, in connection with the Loan Agreement, Borrower executed that certain Renewal Promissory Note (the "Borrowing Base Note") dated the date of the Loan Agreement in the stated principal amount of $10,000,000; and

         WHEREAS, in connection with the Exim Agreement, Borrower executed that certain Promissory Note (the "Exim Note") dated the date of the Exim Agreement in the stated principal amount of $4,000,000, which was subsequently increased to $4,500,000 in conjunction with the Fourth Amendment; and

         WHEREAS, Borrower and Lender entered into that certain Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment") dated as of January 5, 2001, pursuant to which Lender agreed to make available to Borrower the 2001 Line of Credit (as therein defined); and

         WHEREAS, in connection with the First Amendment, Borrower executed that certain Promissory Note (the "Term Note") dated the date of the First Amendment in the stated principal amount of $2,000,000 (the Borrowing Base Note, the Exim Note and the Term Note shall be collectively referred to herein as the "Notes"); and

         WHEREAS, Borrower and Lender entered into that certain Second Amendment to Fourth Amended and Restated Loan Agreement (the "Second Amendment") dated as of March 31, 2001, pursuant to which Lender agreed to modify certain covenants contained in the Loan Agreement; and

         WHEREAS Borrower and Lender entered into that certain Third Amendment to Fourth Amended and Restated Loan Agreement (the "Third Amendment") dated as of September 14, 2001, pursuant to which Lender consented to an extension of the Maturity Dates of the Borrowing Base Note and the Exim Note to September 14, 2001; and

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         WHEREAS Borrower and Lender entered into that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement (the "Fourth Amendment") dated as of September 14, 2001, pursuant to which (i) the Borrowing Base was modified, and (ii) certain financial covenants were modified; and

         WHEREAS in connection with the Fourth Amendment, Borrower executed (i) that certain Amended and Restated Borrowing Base Note (the "Restated Borrowing Base Note") dated the date of the Fourth Amendment in the stated principal amount of $14,000,000 and (ii) that certain Amended and Restated Exim Note (the "Restated Exim Note") dated the date of the Fourth Amendment in the stated principal amount of $4,500,000 (the Restated Borrowing Base Note and the Restated Exim Note shall be collectively referred to herein as the "Restated Notes"); and

         WHEREAS Borrower and Lender entered into that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement (the "Fifth Amendment") dated as of November 14, 2001, pursuant to which (i) the Borrowing Base was modified, and
(ii) certain financial covenants were modified; and

         WHEREAS Borrower and Lender entered into that certain Sixth Amendment to Fourth Amended and Restated Loan Agreement (the "Sixth Amendment") dated as of February 13, 2002, pursuant to which (i) the Borrowing Base was modified, and
(ii) certain financial covenants were modified; and

         WHEREAS Borrower and Lender entered into that certain Seventh Amendment to Fourth Amended and Restated Loan Agreement (the "Seventh Amendment") dated as of June 6, 2002, pursuant to which Lender agreed to modify certain covenants contained in the Loan Agreement; and

         WHEREAS, Borrower has requested that Lender consent to an extension of the Maturity Dates of the Restated Notes to September 30, 2002; and

         WHEREAS, subject to the terms and conditions herein contained, Lender is willing to agree to such requests.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

                              ARTICLE I: AMENDMENTS

         SECTION 1.1. EXTENSION OF MATURITY DATES. Subject to satisfaction of the conditions in this Amendment, the Maturity Dates set forth in the Restated Borrowing Base Note and the Restated Exim Note shall be, and hereby are, renewed, modified and extended to September 30, 2002, and in this regard, the Restated Borrowing Base Note, the Restated Exim Note and all of the other Loan Documents are hereby renewed and modified (but not extinguished) by extending the Maturity Dates to September 30, 2002.

         SECTION 1.2. MODIFICATION OF AMENDED AND RESTATED BORROWING BASE NOTE. The following definitions contained in that certain Amended and Restated Borrowing Base Note are hereby amended as follows:

                      "Adjusted LIBOR Rate" shall mean with respect to each Interest Period, on any day thereof an amount equal to the sum of (i) 2.75%, plus, (ii) the quotient of (a) the LIBOR Rate with respect to such Interest Period (the "Index"), divided by (b) the remainder of 1.0 less the Reserve Requirement in effect on such day. Each determination by Bank of the Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.

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                      "Prime Rate" shall mean the sum of (a) the rate
                      established from time to time by Bank as its prime rate of interest (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers), plus (b) 0.50% per annum.

         SECTION 1.3. UNUSED FEE. Borrower shall pay to Lender a fee on any difference between the maximum principal amount available under the Borrowing Base Line of Credit and the amount of credit it actually uses, determined by the average of the daily amount of credit outstanding during the specified period. The fee will be calculated at .30% per annum. Such fee shall be due and payable quarterly in arrears on the first day of December and on the first day of March, June, September and December until the expiration of the availability of advances under the Borrowing Base Line of Credit.

                        ARTICLE II: CONDITIONS PRECEDENT

         SECTION 2.1. CLOSING. The closing (the "Closing") of the transactions contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied (the "Amendment Closing Date").

         SECTION 2.2. CONDITIONS TO THE CLOSING. As conditions precedent to the Closing, Borrower and Lender shall have executed and delivered this Amendment.

                           ARTICLE III: MISCELLANEOUS

         SECTION 3.1. CONTINUING EFFECT. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

         SECTION 3.2. OMITTED.

         SECTION 3.3. BINDING LOAN AGREEMENT. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

         SECTION 3.4. RATIFICATION. Except as otherwise expressly modified by this Amendment, all terms and provisions of the Loan Agreement, the Amended Notes and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         SECTION 3.5. NO DEFENSES. Borrower by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loans, the modification of the Loans, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

         SECTION 3.6. FURTHER ASSURANCES. The parties hereto shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and to extend the liens and/or security interests of all other collateral instruments, as modified by this Amendment, including, without limitation, any modifications to, or re-filing of any financing statements previously held by Lender related to the Loans to reflect the change in Borrower's name. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loans effected hereby.

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         SECTION 3.7. USURY SAVINGS CLAUSE. Notwithstanding anything to the contrary in this Amendment, the Amended Notes or any other Loan Document, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Amended Notes or otherwise in connection with the Amended Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Amended Notes is accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefore or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Amended Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Amended Notes or on account of any other principal indebtedness of the maker to the holders of such Amended Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Amended Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Amended Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

               The terms "maximum amount" or "maximum rate" as used in this Amendment or the Amended Notes, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loans from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.

         SECTION 3.8. NON-WAIVER OF EVENTS OF DEFAULT. Except as specifically provided herein, neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

         SECTION 3.9. ENFORCEABILITY. In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement, the Amended Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

         SECTION 3.10. COUNTERPARTS. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

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         SECTION 3.11. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

         SECTION 3.12. ENTIRE LOAN AGREEMENT. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER THEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                 LENDER:

                                 BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association

                                 By: /s/ Fred Points
                                    --------------------------------------------
                                 Name: Fred Points
                                      ------------------------------------------
                                 Title: First Vice President
                                       -----------------------------------------

                                 BORROWER:

                                 AMX CORPORATION, a Texas corporation, formerly known as PANJA INC.

                                 By: /s/ Jean M. Nelson
                                    --------------------------------------------
                                 Name: Jean M. Nelson
                                      ------------------------------------------
                                 Title: VP & CFO
                                       -----------------------------------------

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